AMENDMENT NO. 2 TO STOCKHOLDER PLEDGE AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO STOCKHOLDER PLEDGE AND SECURITY AGREEMENT, dated as of January ___, 2007 (this “Agreement”), by and among [Pledgor], a company organized under the laws of Sweden (“Pledgor”) and AIGH Investment Partners, LLC (“AIGH”) as the Pledgeholder for an on behalf of the Investors (as defined below) and as the Investors’ agent

W I T N E S S E T H :

WHEREAS, the parties hereto wish to amend the Stockholder Pledge and Security Agreement, dated as of February 28, 2006, as amended from time to time (the “Stock Pledge Agreement”), by and among the Pledgor and AIGH as the Pledgeholder and agent for the investors identified on Exhibit A thereto;

WHEREAS, capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Stock Pledge Agreement;

WHEREAS, Neonode (i) on February 28, 2006 issued certain senior secured notes in an aggregate principal amount of $4,000,000 (the “First Round Notes”) to AIGH and other investors (collectively in this capacity, the “First Round Investors”) and (ii) on November 20, 2006 issued an additional $1,000,000 principal amount of senior secured notes on substantially the same terms as the First Round Notes (collectively, with the First Round Notes, the “Old Notes”) to AIGH and other investors (collectively in this capacity, the “Second Round Investors” and together with the First Round Investors, the “Existing Investors”);

WHEREAS, Neonode intends to issue additional senior secured notes to the Existing Investors and to other investors (the “New Notes”) in an aggregate principal amount of up to $5,000,000 (the “Offering”), in substantially the form attached as Exhibit 1 to that certain Note Purchase Agreement, dated January 22, 2007 (the “Note Purchase Agreement”), among Neonode, AIGH and those persons who execute the Note Purchase Agreement from time to time as a purchaser of the New Notes (collectively, in this capacity, the “New Investors” and together with the Existing Investors, the “Investors”);

WHEREAS, the Existing Investors intend to change the Old Notes for amended and restated notes of similar tenor to the New Notes (the “Amended and Restated Notes”), pursuant to the terms of that certain Bridge Note Exchange Agreement, dated as of January 22, 2007, by and among Neonode and the Existing Investors; and

WHEREAS, the Pledgor, the Pledgeholder and the Existing Investors wish to amend the Stock Pledge Agreement to grant to the Investors a security interest in the Pledged Collateral to secure Neonode’s obligations to the Investors under the Amended and Restated Notes and the New Notes, which may from time to time, commencing on the date of this Amendment, be issued by Neonode to certain Investors.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to the Stock Pledge Agreement hereby agree as follows:

SECTION 1. Amendments to the Stock Pledge Agreement. The Stock Pledge Agreement is hereby amended as follows:

(a) Exhibit A to the Stock Pledge Agreement is hereby deleted in its entirety and replaced by Exhibit A attached to this Amendment.

(b) The parties hereto agree that the New Notes shall be pari passu with the Amended and Restated Notes.

(c) The term “Notes” as used in the Stock Pledge Agreement shall be deemed to include the Amended and Restated Notes and the New Notes.

(d) The reference to Hahn & Hessen LLP shall be deleted from Section 11 (Notices, Etc.) of the Stock Pledge Agreement.

SECTION 2. Effect of Amendment. Except as expressly provided in this Amendment, each of the terms and provisions of the Stock Pledge Agreement shall remain in full force and effect.

SECTION 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

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SIGNATURE PAGE
TO
AMENDMENT NO. 2 TO STOCKHOLDER PLEDGE AGREEMENT
January ___, 2007

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by a duly authorized representative as of the date first above written.

THE PLEDGOR:
[Pledgor]

By:
Name:
Title:

THE PLEDGEHOLDER:
AIGH INVESTMENT PARTNERS, LLC

By:
Name: Orin Hirschman
Title: Manager

AGENT FOR INVESTORS:
AIGH INVESTMENT PARTNERS, LLC

By:
Name: Orin Hirschman
Title: Manager

EXHIBIT A

INVESTORS

AIGH Investment Partners, LLC

Hershel P. Berkowitz

Dr. Joshua A. Hirsch

[Additional 3rd Round Investors]